Exhibit 10.4

EXECUTION VERSION

FOURTH AMENDMENT TO

GUARANTY

THIS FOURTH AMENDMENT TO GUARANTY, dated as of December 14, 2023 (this “Amendment”), is entered into by and between FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (together with its successors and assigns, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Guaranty (as defined below).

RECITALS

WHEREAS, Purchaser and FS CREIT Finance BB-1 LLC (“Seller”) are parties to that certain Master Repurchase Agreement, dated as of February 22, 2021, by and between Purchaser and Seller (as amended, restated, modified, or supplemented, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Master Repurchase Agreement, Guarantor made that certain Guaranty, dated as of February 22, 2021, as amended by the First Amendment to Guaranty, dated as of December 17, 2021, as amended by the Second Amendment to Guaranty, dated as of June 7, 2022, as amended by the Third Amendment to Guaranty, dated as of October 31, 2022, for the benefit of Purchaser, as amended prior to the date hereof (as so amended, the “Existing Guaranty” and, as further amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted or supplemented from time to time, the “Guaranty”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Guaranty.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENT TO THE GUARANTY

Article V(i)(ii) of the Existing Guaranty is hereby restated in its entirety as follows:

(ii) EBITDA to Interest Expense Ratio. As of the end of each fiscal quarter of Guarantor (i) commencing on October 1, 2023 and ending on December 31, 2023, the ratio of Guarantor’s EBITDA to Guarantor’s Interest Expense shall not at any time be less than 1.50 to 1.00, (ii) commencing on January 1, 2024 and ending on June 30, 2024, the ratio of Guarantor’s EBITDA to Guarantor’s Interest Expense shall not at any time be less than 1.30 to 1.00, and (iii) commencing on and after July 1, 2024, the ratio of Guarantor’s EBITDA to Guarantor’s Interest Expense shall not at any time be less than 1.40 to 1.00, in each case calculated on a trailing four-quarter basis.

ARTICLE 2

REPRESENTATIONS

Guarantor represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a) all representations and warranties made by it in the Existing Guaranty are true, correct and complete in all material respects with the same force and effect as if made on and as of the date hereof, except to the extent any such representation and warranty expressly refers to a prior date;

(b) it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(c) the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(d) the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and

(e) this Amendment has been duly executed and delivered by it.

ARTICLE 3

EXPENSES

Seller shall pay on demand all of Purchaser’s reasonable out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 4

GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 5

MISCELLANEOUS

(a) Except as expressly amended or modified hereby, the Transaction Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b) This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

(c) The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d) This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Guaranty.

(e) This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f) This Amendment and the Existing Guaranty, as amended hereby, are a single Transaction Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BARCLAYS BANK PLC, as Purchaser

By:	/s/Francis X. Gilhool
Name: Francis X. Gilhool
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays–FS CREIT – Fourth Amendment to Guaranty

FS CREDIT REAL ESTATE INCOME TRUST, INC., as Guarantor

By:	/s/Stephen S. Sypherd
Name: Stephen Sypherd
Title: Vice President, Treasurer and Secretary

Barclays–FS CREIT – Fourth Amendment to Guaranty